JIANGSU ZHIMING LAW FIRM

Our Ref.	:	Direct Tel	: 025-51900929
		Direct Fax	: 025-83694953
Your Ref.	:	Date	: 28 july 2008

Sinobiopharma, Inc.
2820 W. Charleston Blvd.,
Suite 22, Las Vegas, NV89102

Delvin Jesen
555 W. Hasting St.,
Suite 2550, Vancouver, BC,
Canada V6B 4N5
Attn: Jianguo Wang

BY E-MAIL & BY HAND

Jiangsu zhiming law firm (hereinafter referred to as "the firm") assigned lawyer Xu, Xiaoming and lawyer wu, jun to issue the legal opinion regarding to the share alternations of Dongying (Jiangsu) Pharmaceutical Co.,Ltd (hereinafter referred to as " Dongying company) according to the "Company Law of the People's Republic of China" ,"Law of the People's Republic of China on foreign-capital enterprises", "Law of the People's Republic of China on Chinese-foreign equity joint ventures"," Law of the People's Republic of China on towns collectively owned enterprises Ordinance" and other relevant laws, regulations, rules and regulations.

This legal opinion states legal opinion about the Dongying company's share alternations according to the fact that happened before the date of this opinion, under existing Chinese laws, regulations and rules. The lawyers only state legal opinion on the Dongying company's share alternations, not on the accounting, auditing, assets evaluation, and other professional matters to express their views.

The lawyers issued legal opinion on the Dongying company's share alternations related to the necessary careful investigation, and issued legal opinions on matters related to information and documents were reviewed.

The law issued by the lawyers in the submissions before the Dongying company has been the

commitments and undertakings, namely: Dongying company has provided lawyers for the legal opinion issued by the necessary, true, complete and effective original written materials, copies of materials or oral testimony. There is no concealment, false, misleading or major omissions in it, provided that by the above-mentioned materials, such as the copy or copies, ensuring that consistent with the original or original.

The only legal submissions Dongying company controlling shareholders of listed overseas use, non-agreed by this, shall not be used for any other purpose.

Lawyers in accordance with the legal profession recognized business standards, ethics and the spirit of diligence, the Dongying companies to provide the relevant documents and facts of the verification and certification is issued legal opinions are as follows:

I the Cyton International Inc purchase the shareholder's interest of Nantong Dongying pharmaceutical company, change for the establishment of wholly foreign-owned enterprise.

(A) Subject Qualification of the transfer of shares for the two sides

1, the transfer of the subject qualification

Huang, Xuan, identity card number: 320602197911243049, address: 233 Jin Feng Road, Suzhou City, Jiangsu Province PRC

Qin, Siyi, identity card number: 320602197612182514, address: Rm.7 303 Hongqiao Village, Nantong City, Jiangsu Province PRC

2, the transferee of the subject qualification

Cyton International, Inc., address: 375 Park Avenue, Manhattan, New York, USA

(B) the contents of share transfer

1. Object of the share transfer

In September 18, 2003, Qin, Siyi, Huang, Xuan and Cyton International Inc. signed a "merger agreement and Decision of capital increase". The Object of this share transfer is 100 Percent share of Nantong Dongying Pharmaceutical Co., Ltd. which held by Qin, Siyi and Huang, Xuan. According to the evidence issued by the Dongying Company and appropriately inspected by lawyers, Qin, Siyi and Huang, Xuan hold 100 percent shares of the Nantong Dongying Pharmaceutical Co., Ltd. legally and the lawyers did no find the situation of any disputes, pledge and other equity by the constraints.

2, the price of the share transfer

According to the " merger agreement and Decision of capital increase " Qin, Siyi transferred 50

percent shares of Nantong Dongying Pharmaceutical Co., Ltd. to Cyton International Inc and the price is 903,500 RMB; Huang, Xuan transferred 50 percent shares of Nantong Dongying Pharmaceutical Co., Ltd. to Cyton International Inc and the price of 903,500 RMB. Cyton International Inc. added the registered capital up to 5 million U.S. dollars.

(C) the performance of the share transfer

1) In September 18, 2003, share transfer agreed by the shareholder meeting of Nantong Dongying Pharmaceutical Co, Ltd.

2) In September 18, 2003, "merger agreement and Decision of capital increase” to become effective and performance.

3) In September 28, 2003, agreed that Nantong Dongying Pharmaceutical Company’s share transfer, capital increase, change to the wholly foreign-owned enterprise by No. 414 Tong Zhou Foreign Trade and Economic Cooperation Bureau-foreign economic relations [2003].

4) In September 29, 2003, issued “approval certificate of The People's Republic of China enterprises with foreign investment" by Jiangsu Provincial People's Government as the certificate number is [2003] No. 47788.

5) Nantong wanlong accountant firm issued tongwang [2003] 228, tongwang post-mortem [2004] No. 118, tongwang post-mortem [2004] No. 151 the capital verification report to confirm Cyton International Inc. increased the registered capital by tongwang [2003] 228, tongwang post-mortem [2004] No. 118, tongwang post-mortem [2004] No. 151.

The lawyer opinion: This share transfer of Nantong Dongying Pharmaceutical Company is according with the laws, regulations and the provisions of relevant State Council departments, consideration of a written resolution after the internal decision-making process, and pass exam and approve by the relevant departments, the registered capital actually in place.

Accordingly, this share transfer of Nantong Dongying Pharmaceutical Company is according with laws, regulations and the relevant provisions of relevant State Council departments.

II Removal of the Nantong Dongying Pharmaceutical Company, the company name change to " Dongying (Jiangsu) Pharmaceutical Co., Ltd."

1. In March 28, 2004, the company's board of directors resolution submitted to the relocation and related departments in charge of examination and approval.

2. In October 8, 2004, the company changed its name and board of directors’ resolution submitted to the relevant departments in charge of examination and approval.

3. In October 8, 2004, agreed to remove by TongZhou of Foreign Trade and Economic Cooperation Bureau-foreign economic relations [2004] 0592.
4. In October 11, 2004, approved by the companies agreed to change name to Dongying (Jiangsu) Pharmaceutical Co., Ltd by Jiangsu Province Administration for Industry and Commerce (0200) Name Change [2004] No. 10110000.
5. In 2004, October 18, 2004, agreed to the move and name change by Nantong Economic and Technological Development Zone of the MC-development (2004), 476 enterprises.
6. In October 20, 2004, Jiangsu Provincial People's Government issued the revised "People's Republic of China enterprises with foreign investment approval certificate."
7 In December 2, 2004, Nantong Administration of Industry and Commerce issued the revised" corporate business license", the company address is No.8 Zhongtian Road, Nantong Economic & Technology Development Zone, Nantong City, and the company name changed to Dongying (Jiangsu) Pharmaceutical Co., Ltd.

The lawyer opinion: The removal and name change of Nantong Dongying Pharmaceutical Co., Ltd. are according with the laws, regulations and the provisions of relevant State Council departments, consideration of a written resolution after the internal decision-making process, and pass exam and approve by the relevant departments.
Accordingly, the removal and name change of Nantong Dongying Pharmaceutical Co., Ltd. are according with laws, regulations and the relevant provisions of relevant State Council departments.

III Dongying (Jiangsu) Pharmaceutical Co., Ltd. shareholders equity transfer
(A) the transfer of shares for the two sides of the main
1. The transfer of the subject qualification
Cyton International Inc., address: 375 Park Avenue, Manhattan, New York, USA
2, the transferee of the subject qualification
Hainan Changshi Industrial Co., Ltd., home: 8 B 8Floor Xiafei Ge, Huangdao Squre, No.1 Sidong Road, Haidian Dao, Haikou City, the legal representative: Zhang Zhixian.
Nanjing saierdun Industrial Co., Ltd., Home: No.8 Shentai Road, Jiangning ETDZ, Nanjing, the legal representative: Ge Hailin.
Guangzhou Sandi Biotechnology Co., Ltd., Home: E1102 Haitao Ge, HaibingGarden， Dashi Town， Fanyu District, Guangzhou, the legal representative: Yan-Hua Zhang.
(B) the contents of share transfer

1, Object of the share transfer

In January 1, 2005, Cyton International Inc., Hainan Changshi Industrial Co., Ltd., Nanjing saierdun Co., Ltd., and Guangzhou Sandi Biological Technology Co., Ltd. signed the equity transfer contract; the object of the share transfer is 49 Percent share of Dongying Pharmaceutical Company which held by Cyton International, Inc.

According to the evidence issued by Dongying company and appropriately inspected by lawyers, Cyton International, Inc. hold 100 percent shares of the Dongying (Jiangsu) Pharmaceutical Co., Ltd. legally and the lawyers did no find the situation of any disputes, pledge and other equity by the constraints.

2, the price of the share transfer

According to the share transfer contract, Cyton International, Inc. transferred its 43 percent share to the Hainan Changshi Industry Co., Ltd. and the price is 2.7735 million RMB; Cyton International, Inc. transferred its 3 percent share to Nanjing saierdun Industrial Co., Ltd. and the price is 193.5 thousand RMB; Cyton International, Inc. transferred its 3 percent share to Guangzhou Sandi Biotechnology Co., Ltd. and the price is 193.5 thousand RMB.

(C) the performance of the share transfer

1) In January 1, 2005, the transferor and the transferee sign the contract of the share transfer agreement; it will be effect upon the approval authorities.

2) In January 1, 2005, the transferor and the transferee signed “Dongying (Jiangsu) Pharmaceutical Co., Ltd. Sino-Foreign Joint Venture Contract," it will be effect upon the approval authorities. And defined the revised "Articles of Dongying (Jiangsu) Pharmaceutical Co., Ltd. "

3) In May 8, 2005, Hainan Changshi Industrial Co., Ltd. acquired share in the resolution approved and submitted to the 2004 balance sheet.

4) In May 5, 2005, Nanjing sanerdun Industrial Co., Ltd. acquired share in the resolution approved and submitted to the 2004 balance sheet.

5) In May 8, 2005, Guangzhou City Di Biological Technology Co., Ltd. acquired share in the resolution approved and submitted to the 2004 balance sheet.

6) In July 5, 2005, agreed to change the share by Nantong Economic and Technological Development Zone-the development of the (2005), 271; issued the revised corporate business licenses by Nantong, Jiangsu Province Administration of Industry and Commerce.

The lawyer option: This share transfer of Nantong Dongying Pharmaceutical Company is according with the laws, regulations and the provisions of relevant State Council departments, consideration of a written resolution after the internal decision-making process, and pass exam

and approve by the relevant departments.

Accordingly, this share transfer of Dongying (Jiangsu) Pharmaceutical Company is according with laws, regulations and the relevant provisions of relevant State Council departments.

IV Dongying (Jiangsu) Pharmaceutical Co., Ltd. shareholders equity transfer

(A) the transfer of shares for the two sides of the main

1, the transfer of the subject qualification

Hainan Changshi Industrial Co., Ltd., home: 8 B 8Floor Xiafei Ge, Huangdao Squre, No.1 Sidong Road, Haidian Dao, Haikou City, the legal representative: Zhang Zhixian.

Nanjing saierdun Industrial Co., Ltd., Home: No.8 Shentai Road, Jiangning ETDZ, Nanjing, the legal representative: Ge Hailin.

Guangzhou Sandi Biotechnology Co., Ltd., Home: A1102 High Technology Development Zone International Hatcher, Guangzhou, the legal representative: Cui, Dongyu.

2, the transferee of the subject qualification

Cyton International, Inc., address: 375 Park Avenue, Manhattan, New York, USA

(B) the contents of share transfer t

1, Object of the share transfer

In the beginning of October 2007, Cyton International Inc., Hainan Changshi Industrial Co., Ltd., Nanjing saierdun Co., Ltd., and Guangzhou Sandi Biological Technology Co., Ltd. signed the equity transfer contract; the object of the share transfer is 49 Percent share of Dongying (Jiangsu) Pharmaceutical Company which held by transfers.

According to the evidence issued by Dongying company and appropriately inspected by lawyers, transfers held 49 percent shares of the Dongying (Jiangsu) Pharmaceutical Co., Ltd. legally and the lawyers did no find the situation of any disputes, pledge and other equity by the constraints.

2, the price of the share transfer

According to the share transfer contract, Hainan Changshi Industry Co., Ltd. transferred its 43 percent share to Cyton International, Inc. and the price is 5.6160 million RMB; Nanjing saierdun Industrial Co., Ltd. transferred its 3 percent share to Cyton International, Inc. and the price is 0.4 thousand RMB; Guangzhou Sandi Biotechnology Co., Ltd. transferred its 3 percent share to Cyton International, Inc. and the price is 0.4 thousand RMB.

(C) the performance of the share transfer

1) In the beginning of October 2007, signed the transfer of "equity transfer agreement" separately,

it will be effect upon signature and stamp.

2) In October 9, 2007, Dongying Company's board of directors agreed that Cyton International, Inc. repurchase all shares.

3) In December 17, 2007, agreed to change Dongying company's investors by 558(2007) Management Committee of Nantong Economic and Technological Development Zone.

4) In December 2007, Jiangsu Provincial People's Government issued the revised "People's Republic of China enterprises with foreign investment approval certificate."

5) In December 20, 2007, issued the revised corporate business licenses by Nantong, Jiangsu Province Administration of Industry and Commerce.

The lawyer opinion: This share transfer of Dongying (Jiangsu) Pharmaceutical Company is according with the laws, regulations and the provisions of relevant State Council departments, consideration of a written resolution after the internal decision-making process, and pass exam and approve by the relevant departments.

Accordingly, this share transfer of Dongying (Jiangsu) Pharmaceutical Company is according with laws, regulations and the relevant provisions of relevant State Council departments.

V Dongying (Jiangsu) Pharmaceutical Co., Ltd. shareholders equity transfer

(A) the transfer of shares for the two sides of the main

1. The transfer of the subject qualification

Cyton International, Inc., address: 375 Park Avenue, Manhattan, New York, USA

2, the transferee of the subject qualification

BIG GLOBAL LIMITED, registered address: in 10 Charter Road, Central, 1225 Prince's Building, Hong Kong.

(B) share transfer the contents of

1, Object of the share transfer

Cyton International Inc. and Big Global Limited signed the equity transfer contract, the object of the share transfer is 100 Percent share of Dongying (Jiangsu) Pharmaceutical Company which held by Cyton International Inc.

According to the evidence issued by the Dongying company and appropriately inspected by lawyers, Cyton International, Inc. hold 100 percent shares of the Dongying (Jiangsu) Pharmaceutical Co., Ltd. legally and the lawyers did no find the situation of any disputes, pledge and other equity by the constraints.

2, the price of the share transfer

According to the share transfer contract, Cyton International, Inc. transferred its 100 percent share to Big Global Limited and the price is 1 U.S. Dollar.

(C) the performance of the share transfer

1) The board of directors of Dongying Company agreed to this share transfer.

2) Cyton International Inc. and Big Global Limited signed the equity transfer contract.

3) In May 5, 2008, agreed to change Dongying company's investors by 172(2008) Management Committee of Nantong Economic and Technological Development Zone.

4) May 9, 2008, Jiangsu Provincial People's Government issued the revised "People's Republic of China overseas Chinese investment in Taiwan, Hong Kong and Macao enterprises approval certificate."

5) In June 5, 2008, issued the revised corporate business licenses by Nantong, Jiangsu Province Administration of Industry and Commerce.

The lawyer option: This share transfer of Dongying (Jiangsu) Pharmaceutical Company is according with the laws, regulations and the provisions of relevant State Council departments, consideration of a written resolution after the internal decision-making process, and pass exam and approve by the relevant departments.

Accordingly, this share transfer of Dongying (Jiangsu) Pharmaceutical Company is according with laws, regulations and the relevant provisions of relevant State Council departments.

VI Information disclosure

After the review by lawyers, not found any contracts, agreements, and arrangements of Dongying Company share transfer which should be disclosed without disclosure during the change shares.

VII Conclusion

In a word, the lawyers hold that: Dongying Company's share alternations are according with " Law of the People's Republic of China on towns collectively owned enterprises Ordinance " and "Company Law of the People's Republic of China" ," Law of the People's Republic of China on foreign-capital enterprises ", " Law of the People's Republic of China on Chinese-foreign equity joint ventures" and other relevant laws, regulations and regulatory documents requirements.

The Legal Opinion Letter has 6 original and no copies.

The Legal Opinion Letter will be effect once signed by the lawyers and seal by our company.

Above conclusion for reference purposes only.

Jiangsu zhiming law firm

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Lawyer: Xu, Xiaoming

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Lawyer: Wu, jun

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